Offerings - Offering: 1	Jun. 09, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Other
Security Class Title	Deferred Compensation Obligations
Amount Registered | shares	260,000,000
Maximum Aggregate Offering Price	$ 260,000,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 39,806.00
Offering Note	(1) The deferred compensation obligations (the "Deferred Compensation Obligations") being registered are unsecured obligations of Caterpillar Inc. (the "Registrant") to pay deferred compensation in the future in accordance with the terms and conditions of the Caterpillar Inc. Supplemental Deferred Compensation Plan, as may be amended from time to time. (2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h)(1) under the Securities Act of 1933, as amended.